SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2004

VERITAS Software Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26247 (Commission File Number)	77-0507675 (IRS Employer Identification No.)

350 Ellis Street, Mountain View, California 94043
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (650) 527-8000

Item 12. Results of Operations and Financial Condition.
SIGNATURE
Exhibit Index
EXHIBIT 99.01
EXHIBIT 99.02

Item 12. Results of Operations and Financial Condition.

On June 14, 2004, VERITAS Software Corporation (the “Company”) issued a press release announcing the filing of its annual report on Form 10-K for the year ended December 31, 2003 and its quarterly report on Form 10-Q for the quarter ended March 31, 2004. A copy of the press release, dated as of June 14, 2004, entitled “VERITAS Software Files 2003 10-K and 10-Q for the Quarter Ended March 31, 2004,” is furnished as Exhibit 99.01 to this Current Report and is incorporated herein by reference.

In addition, on June 14, 2004, the Company posted on its Investor Relations website, located at www.veritas.com, supplemental information regarding its revised financial results for 2003 and restated financial results for 2002 and 2001, including quarterly periods for such years, and financial results for the quarter ended March 31, 2004. This information includes a reconciliation of non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP. A copy of this information is furnished as Exhibit 99.02 to this Current Report and incorporated herein by reference.

The information in this Current Report, including the exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2004

VERITAS Software Corporation
By:	/s/ Edwin J. Gillis
Edwin J. Gillis
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit
Number	Exhibit Title or Description

99.01	Press release entitled “VERITAS Software Files 2003 10-K and 10-Q for the Quarter Ended March 31, 2004,” dated June 14, 2004.
99.02	Website posting of financial results, including a reconciliation of non-GAAP financial measures.